SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(914) 428-9098

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

On February 11, 2005, Kinro, Inc. and Lippert Components, Inc., subsidiaries of Registrant (the “Subsidiaries”) consummated the refinancing of their line of credit with JPMorgan Chase Bank, N.A., Key Bank National Association and HSBC Bank USA, National Association (collectively, the “Lenders”). The line of credit is for $60 million and can be increased by $30 million with the Lenders’ approval. The Lenders have no obligation to increase the line of credit. Interest on borrowings from the line of credit is designated from time to time by Registrant as either the Prime Rate, or LIBOR plus additional interest at from 1% to 1.80% depending on Registrant’s performance and financial condition. Interest rates under the new line of credit will be lower than under the previous line of credit.

Simultaneously, the Subsidiaries consummated a shelf-loan facility with Prudential Investment Management, Inc. (“Prudential”), pursuant to which the Subsidiaries can issue, and Prudential’s affiliates may, in their sole discretion, consider purchasing, senior promissory notes of the Subsidiaries in the aggregate principal amount of up to $60 million, to mature no more than seven years after the date of original issue. Prudential and its affiliates have no obligation to purchase the senior notes. The senior notes will be guaranteed by Registrant and its subsidiaries. Interest payable on the principal of the senior notes will be at rates determined within five business days after Registrant gives Prudential a request for purchase of senior notes.

The line of credit is, and the senior notes if and when issued will be, secured by first priority liens on the capital stock (or other equity interests) of each of Registrant’s direct and indirect subsidiaries in favor of the Lenders and Prudential on a pari passu basis.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Amended and Restated Credit Agreement dated as of February 11, 2005 by and among Kinro, Inc., Lippert Components, Inc., KeyBank, National Association, HSBC Bank USA, National Association, and JPMorgan Chase Bank, N.A., individually and as Administrative Agent.

10.2	Amended and Restated Subsidiary Guarantee Agreement dated as of February 11, 2005 by and among Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Kinro Texas Limited Partnership, Kinro Tennessee Limited
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Partnership, Lippert Tire & Axle Texas Limited Partnership, Lippert Components Texas Limited Partnership, BBD Realty Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., Coil Clip, Inc., Zieman Manufacturing Company, with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

10.3	Amended and Restated Company Guarantee Agreement dated as of February 11, 2005 by and among Drew Industries Incorporated, with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

10.4	Amended and Restated Subordination Agreement dated as of February 11, 2005 by and among Kinro, Inc., Lippert Tire & Axle, Inc., Lippert Components, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Lippert Components of Canada, Inc., Coil Clip, Inc., Zieman Manufacturing Company, Kinro Texas Limited Partnership, Kinro Tennessee Limited Partnership, Lippert Tire & Axle Texas Limited Partnership, BBD Realty Texas Limited Partnership, Lippert Components Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.5	Amended and Restated Pledge Agreement dated as of February 11, 2005 by and among Drew Industries Incorporated, Kinro, Inc., Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Components, Inc., Lippert Holding, Inc., with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.6	Revolving Credit Note dated as of February 11, 2005 by and among Kinro, Inc., Lippert Components, Inc., payable to the order of JPMorgan Chase Bank, N.A. in the principal amount of Twenty-Five Million ($25,000,000) Dollars.

10.7	Revolving Credit Note dated as of February 11, 2005 by and among Kinro, Inc., Lippert Components, Inc., payable to the order of KeyBank National Association in the principal amount of Twenty Million ($20,000,000) Dollars.

10.8	Revolving Credit Note dated as of February 11, 2005 by and among Kinro, Inc., Lippert Components, Inc., payable to the order of HSBC USA, National Association in the principal amount of Fifteen Million ($15,000,000) Dollars.

10.9	Note Purchase and Private Shelf Agreement dated as of February 11, 2005 by and among Kinro, Inc., Lippert Components, Inc., Drew Industries Incorporated and Prudential Investment Management, Inc.

10.10	Form of Senior Note (Shelf Note)

10.11	Parent Guarantee Agreement dated as of February 11, 2005 by and among Drew Industries Incorporated, Prudential Investment Management, Inc. and the Noteholders
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listed thereto.

10.12	Subsidiary Guaranty dated as of February 11, 2005 by and among Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Kinro Texas Limited Partnership, Kinro Tennessee Limited Partnership, Lippert Tire & Axle Texas Limited Partnership, Lippert Components Texas Limited Partnership, BBD Realty Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., Coil Clip, Inc., Zieman Manufacturing Company, with and in favor of Prudential Investment Management, Inc. and the Noteholders listed thereto.

10.13	Intercreditor Agreement dated as of February 11, 2005 by and among Prudential Investment Management, Inc., JPMorgan Bank, N.A. (as Lender and Administrative Agent), KeyBank, National Association, HSBC Bank USA, National Association and JPMorgan Bank, N.A. (as Trustee and Administrative Agent).

10.14	Subordination Agreement dated as of February 11, 2005 by and among Drew Industries Incorporated, Kinro, Inc., Lippert Tire & Axle, Inc., Lippert Components, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Lippert Components of Canada, Inc., Coil Clip, Inc., Zieman Manufacturing Company, Kinro Texas Limited Partnership, Kinro Tennessee Limited Partnership, Lippert Tire & Axle Texas Limited Partnership, BBD Realty Texas Limited Partnership, Lippert Components Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., with and in favor of Prudential Investment Management, Inc.

10.15	Pledge Agreement dated as of February 11, 2005 by and among Drew Industries Incorporated, Kinro, Inc., Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Components, Inc., Lippert Holding, Inc. in favor of JPMorgan Chase Bank, N.A. as security trustee.

10.16	Collateralized Trust Agreement dated as of February 11, 2005 by and among Kinro, Inc., Lippert Components, Inc., Prudential Investment Management, Inc. and JPMorgan Chase Bank, N.A. as security trustee for the Noteholders.
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Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED (Registrant) By: /s/ Fredric M. Zinn —————————————— Fredric M. Zinn Executive Vice President and Chief Financial Officer

Dated: February 15, 2005